UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2022

Date of Report (Date of earliest event reported)

ELECTRIC LAST MILE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39457	84-2308711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 W. Square Lake Road

Troy, Michigan 48098

(Address of Principal Executive Offices) (Zip Code)

(888) 825-9111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ELMS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	ELMSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On February 14, 2022, Electric Last Mile Solutions, Inc. (the “Company”) announced that BDO, LLP (“BDO”) had resigned as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, and filed a Current Report on Form 8-K (the “February 14 Current Report”) in connection therewith.

At the time of the filing of the February 14 Current Report, BDO had not provided the Company with the required auditor letter addressed to the Securities and Exchange Commission (the “SEC”), stating whether BDO agrees with the statements made by the Company in Item 4.01 of the February 14 Current Report. The Company received this letter (the “BDO Letter”) on March 1, 2022. A copy of the BDO Letter is attached hereto as Exhibit 16.1.

The BDO Letter does not address the concerns we have previously raised in the February 14 Current Report regarding BDO’s compliance with applicable auditor independence requirements of the SEC and the Public Company Accounting Oversight Board. In particular, we note the following:

•	BDO continues to refuse to provide the analysis in support of its independence determination despite having provided advice to Mr. Luo and his affiliates.

•	BDO does not dispute the fact that BDO did provide advice to Mr. Luo and his affiliates, a fact that bears on its independence status (although BDO disputes the characterization of that advice and the name of the BDO group that provided the advice).

•	BDO does not dispute that BDO failed to disclose this engagement in its letter to the Audit Committee of the Board of Directors of the Company, dated July 15, 2021, in which BDO purported to list relationships between the Company and BDO and its affiliates that may reasonably be thought to bear on its independence.

•	BDO agrees that it had a legal obligation to include in its audit “procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure therein” and that the Company did in fact bring these transactions to BDO’s attention.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter of BDO, dated March 1, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2022	ELECTRIC LAST MILE SOLUTIONS, INC.

	By:	/s/ Robert Song
Robert Song
Chief Financial Officer and Treasurer

2